UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2022

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

EXPLANATORY NOTE

On June 9, 2022, Clovis Oncology, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the voting results for all proposals (other than Proposal Two, Proposal Three and Proposal Four) brought before the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting was adjourned to July 7, 2022 solely with respect to Proposal Two, Proposal Three and Proposal Four. This Amendment No. 1 amends the Initial 8-K to disclose the voting results with respect to these three proposals as described under Item 5.07 below.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 7, 2022, the Company resumed the Annual Meeting which had been adjourned solely with respect to Proposal Two, Proposal Three and Proposal Four. At the Annual Meeting, the stockholders of the Company voted on these proposals and cast their votes as described below.

Proposal Two

Proposal two was to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-7 (the “Reverse Stock Split”). This proposal was not approved. The affirmative vote of holders of a majority of the Company’s issued and outstanding shares of common stock was necessary for this proposal to be approved, not just a majority of the votes cast at the Annual Meeting.

For	Against	Abstained	Broker Non-Votes
57,161,763	40,957,349	513,508	—

Proposal Three

Proposal three was to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to decrease, concurrent with and conditioned upon the implementation of the Reverse Stock Split, the number of authorized shares of the Company’s common stock from 200,000,000 to 57,142,000 shares. This proposal was not approved. The affirmative vote of holders of a majority of the Company’s issued and outstanding shares of common stock was necessary for this proposal to be approved, not just a majority of the votes cast at the Annual Meeting.

For	Against	Abstained	Broker Non-Votes
57,303,046	40,405,383	924,191	—

Proposal Four

Proposal four was to approve an amendment and restatement of the Clovis Oncology, Inc. Amended and Restated 2020 Stock Incentive Plan to increase the number of shares of common stock available for issuance under the Plan by 4,000,000 shares (prior to giving effect to the Reverse Stock Split), concurrent with and conditioned upon the implementation of the Reverse Stock Split. This proposal was approved.

For	Against	Abstained	Broker Non-Votes
33,093,028	30,791,069	432,234	34,316,289

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOVIS ONCOLOGY, INC.

July 7, 2022	By:	/s/ Paul Gross
	Name:	Paul Gross
	Title:	Executive Vice President and General Counsel